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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                        ______________________________

                                   FORM 8-K
                          _________________________

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported):
                               January 21, 2005


                        CARRINGTON LABORATORIES, INC.
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)



               Texas                     0-11997             75-1435663
   ----------------------------        ----------         ----------------
   (State or other jurisdiction        Commission         (I.R.S. Employer
 of incorporation or organization)     File Number       Identification No.)



         2001 Walnut Hill Lane
             Irving,  Texas                                   75038
 ----------------------------------------                   ----------
 (Address of principal executive offices)                   (Zip Code)


    Registrant's telephone number, including area code:  (972) 518-1300


              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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 Item 1.01.  Entry into a Material Definitive Agreement.

 On January 21, 2005, Sabila Industrial, S.A. ("Sabila"), a wholly owned subsidiary of Carrington Laboratories, Inc. (the "Registrant") entered into a manufacturing agreement with Miradent Products of Costa Rica, S.A. ("Miradent"). The term of the agreement shall be for a period of five years from the date of the Manufacturing Agreement. Under the terms of the agreement, Sabila will provide facilities and personnel at its existing site to manufacture proprietary dental products for Miradent. Miradent will pay Sabila rent for the facility space used and a fee for the manufacturing services.


 Item 7.01   Regulation FD Disclosure and Other Events.

 On January 27, 2005, the Registrant issued a press release announcing the entry into a manufacuring agreement between Sabila and Miradent, a copy of which press release is attached as Exhibit 99.1.


 Item 9.01.  Financial Statements and Exhibits.

    (c) Exhibits.


        99.1  Press release dated January 27, 2005


                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               CARRINGTON LABORATORIES, INC.



 Date: January 27, 2005           By: /s/ Carlton E. Turner
                                  -------------------------------------
                                  Carlton E. Turner
                                  President and CEO

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                                Exhibit Index


    Exhibit
    Number      Description
    -------     -----------
      99.1      Press Release dated January 27, 2005